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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 4.02(a) - Non-Reliance on Previously Issued Financial Statements or
               a Related Audit Report or Completed Interim Review

On February 3, 2005, the Company issued a press release announcing that it will restate its financial statements for the third and fourth quarter of 2003, for the year ended December 31, 2003, and for the first three quarters of 2004 as a result of a determination that purchase accounting rather than joint venture accounting is the correct accounting method to account for the formation of its AirComp subsidiary in July 2003. A description of the principal adjustments resulting from the restatement is set forth in the press release, a copy of which is attached to this Report.

The Company's decision was prompted by comments received from the Securities and Exchange Commission in connection with the review of the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company's determination to account for the AirComp transaction as set forth in the press release was made by the Board of Directors of the Company on February 2, 2005, upon the recommendation of the Company's Audit Committee and with the concurrence of the Company's independent auditor for the fiscal year ended December 31, 2003, Gordon Hughes & Banks LLP.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit
Number                       Description
--------                     ----------------------------------------
99.1                         Press Release dated February 3, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: FEBRUARY 3, 2005


                                       2



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EXHIBIT INDEX

Exhibit
Number                       Description
--------                     ----------------------------------------
99.1                         Press Release dated February 3, 2005